Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

POLEN HIGH INCOME ETF

(THE “FUND”)

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated March 25, 2025 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated March 4, 2025, as amended from time to time.

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Changes to the Fund’s Portfolio Management Team

Effective immediately, David J. Breazzano is no longer serving as a Portfolio Manager of the Fund. Benjamin J. Santonelli and John W. Sherman continue to serve as Portfolio Managers responsible for the day-to-day investment activities of the Fund. Mr. Breazzano continues to provide general oversight of Polen Credit’s entire investment portfolio.

Accordingly, all references to Mr. Breazzano in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 7 and also on page 15 shall be deleted in their entirety as of March 25, 2025.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares. All references to Mr. Breazzano on page 35 of the SAI in the Section entitled “Portfolio Managers” shall be deleted in their entirety as of March 25, 2025.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.